UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2019

CALAMP CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-12182 (Commission file number)	95-3647070 (IRS Employer Identification Number)

15635 Alton Parkway, Suite 250, Irvine, CA 92618
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (949) 600-5600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Explanatory Note

This Amendment No. 1 on Form 8-K/A is being filed to amend our Form 8-K, filed with the Securities and Exchange Commissions on April 11, 2019, to delete the “announcing both acquisitions” in the sentence “A copy of the press release announcing both acquisitions is attached as Exhibit 99.1”.

Item 8.01Other Events.

On April 11, 2019, CalAmp Corp. (the “Company”), issued a press release announcing that the U.S. Court of Appeals for the Federal Circuit (the “Federal Circuit”) vacated all compensatory damages, enhanced damages, and attorney’s fees awarded by the trial court to the plaintiff, Omega Patents LLC.  The Federal Circuit also set aside the jury’s verdict that CalAmp’s alleged infringement was willful, and remanded the case for a new trial.

A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release of the Company dated April 11, 2019.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAMP CORP. Registrant
By:	/s/ Kurtis Binder Kurtis Binder Executive Vice President and Chief Financial Officer

Dated: April 11, 2019